Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440) 395-2260
http://www.progressive.com

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO – March 17, 2005 – The Progressive Corporation today reported the following results for February 2005:

	February	February
(millions, except per share amounts)	2005	2004	Change
Net premiums written	$1,181.2	$1,052.5	12%
Net premiums earned	1,030.9	951.6	8%
Net income	127.7	145.1	(12)%
Per share	.63	.66	(4)%
Combined ratio	85.2	83.7	(1.5) pts.

See the “Income Statement” for further month and year-to-date information.

     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for February’s results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
February 2005
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$1,203.2

Net premiums written	$1,181.2

Revenues:
Net premiums earned	$1,030.9
Investment income	36.0
Net realized gains (losses) on securities	8.9
Service revenues	3.3

Total revenues	1,079.1

Expenses:
Losses and loss adjustment expenses	665.2
Policy acquisition costs	109.2
Other underwriting expenses	103.8
Investment expenses	.9
Service expenses	2.2
Interest expense	7.0

Total expenses	888.3

Income before income taxes	190.8
Provision for income taxes	63.1

Net income	$127.7

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	199.0

Per share	$.64

Diluted:
Average shares outstanding	199.0
Net effect of dilutive stock-based compensation	2.9

Total equivalent shares	201.9

Per share	$.63

[1] See the Monthly Commentary at the end of this release for additional discussion. Also see Note 1 to the Company’s 2004 audited consolidated financial statements included in the Company’s 2004 Annual Report, which can be found at progressive.com/annualreport, for a description of the Company’s reporting and accounting policies.

The following table sets forth the total return on investments for the month:

Fully taxable equivalent total return:
Fixed income securities	(.2)%
Common stocks	2.3%
Total portfolio	.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
February 2005 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date		%
	2005	2004	Change
Direct premiums written	$2,528.8	$2,249.9	12

Net premiums written	$2,477.2	$2,199.6	13

Revenues:
Net premiums earned	$2,300.1	$2,119.1	9
Investment income	75.1	73.2	3
Net realized gains (losses) on securities	10.4	35.9	(71)
Service revenues	7.9	8.6	(8)
Other income[1]	—	(.2)	NM

Total revenues	2,393.5	2,236.6	7

Expenses:
Losses and loss adjustment expenses	1,494.6	1,346.9	11
Policy acquisition costs	244.7	228.9	7
Other underwriting expenses	218.2	189.6	15
Investment expenses	2.1	2.3	(9)
Service expenses	4.6	4.3	7
Interest expense	13.9	13.8	1

Total expenses	1,978.1	1,785.8	11

Income before income taxes	415.4	450.8	(8)
Provision for income taxes	137.9	143.4	(4)

Net income	$277.5	$307.4	(10)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	199.1	216.3	(8)

Per share	$1.39	$1.42	(2)

Diluted:
Average shares outstanding	199.1	216.3	(8)
Net effect of dilutive stock-based compensation	3.0	3.7	(19)

Total equivalent shares	202.1	220.0	(8)

Per share	$1.37	$1.40	(2)

NM = Not Meaningful

[1] Amount represents an adjustment for overaccrual of estimated interest on an income tax refund the Company received in 2004.

The following table sets forth the total return on investments for the year-to-date period:

	2005	2004
Fully taxable equivalent total return:
Fixed income securities	.1%	1.7%
Common stocks	(.2)%	3.3%
Total portfolio	.0%	2.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2005
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$686.0	$359.1	$1,045.1	$134.9	$1.2	$1,181.2
% Growth in NPW	8%	19%	11%	18%	NM	12%
Net Premiums Earned	$607.8	$299.9	$907.7	$121.3	$1.9	$1,030.9
% Growth in NPE	6%	12%	8%	14%	NM	8%

GAAP Ratios
Loss/LAE ratio	65.3	65.9	65.6	58.9	NM	64.5
Expense ratio	21.1	20.3	20.8	20.6	NM	20.7

Combined ratio	86.4	86.2	86.4	79.5	NM	85.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$8.4
Current accident year						(.5)

Calendar year actuarial adjustment	$4.6	$1.2	$5.8	$.3	$1.8	$7.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$8.4
All other development						38.9

Total development						$47.3

Calendar year loss/LAE ratio						64.5

Accident year loss/LAE ratio						69.1

Statutory Ratios
Loss/LAE ratio						64.6
Expense ratio						18.9

Combined ratio						83.5

NM = Not Meaningful

[1] Amounts primarily include professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting profit of $4.2 million for the month, reflecting favorable actuarial adjustments and other favorable expense activity in the Company’s run-off businesses.

[2] Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
February 2005 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$1,433.6	$748.1	$2,181.7	$291.5	$4.0	$2,477.2
% Growth in NPW	9%	19%	12%	17%	NM	13%
Net Premiums Earned	$1,357.4	$666.5	$2,023.9	$271.6	$4.6	$2,300.1
% Growth in NPE	6%	12%	8%	14%	NM	9%

GAAP Ratios
Loss/LAE ratio	65.7	66.4	65.9	58.6	NM	65.0
Expense ratio	20.8	19.3	20.3	19.9	NM	20.1

Combined ratio	86.5	85.7	86.2	78.5	NM	85.1

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$21.2
Current accident year						(1.6)

Calendar year actuarial adjustment	$12.8	$4.7	$17.5	$.3	$1.8	$19.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$21.2
All other development						46.7

Total development						$67.9

Calendar year loss/LAE ratio						65.0

Accident year loss/LAE ratio						68.0

Statutory Ratios
Loss/LAE ratio						65.1
Expense ratio						18.9

Combined ratio						84.0

Statutory surplus						$4,938.1

	February	February
Policies in Force	2005	2004	Change
(in thousands)
Agency – Auto	4,375	4,068	8%
Direct – Auto	2,166	1,911	13%
Other Personal Lines[3]	2,383	2,015	18%

Total Personal Lines	8,924	7,994	12%

Commercial Auto Business	427	373	14%

NM = Not Meaningful

[1] The other businesses generated an underwriting profit of $5.4 million.

[2] Represents adjustments solely based on the Company’s corporate actuarial review.

[3] Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

February
2005

CONDENSED GAAP BALANCE SHEET:[1]
Investments -
Available-for-sale:
Fixed maturities, at market (amortized cost: $8,812.3)	$8,842.1
Equity securities, at market:
Preferred stocks (cost: $859.7)	877.8
Common equities (cost: $1,309.7)	1,835.7
Short-term investments, at market (amortized cost: $2,029.3)	2,029.8

Total investments[2]	13,585.4
Net premiums receivable	2,400.1
Deferred acquisition costs	444.8
Other assets	1,371.9

Total assets	$17,802.2

Unearned premiums	$4,283.1
Loss and loss adjustment expense reserves	5,326.1
Other liabilities[2]	1,595.7
Debt	1,284.4
Shareholders’ equity	5,312.9

Total liabilities and shareholders’ equity	$17,802.2

Common Shares outstanding	199.9
Shares repurchased – February	.4
Average cost per share	$87.33
Book value per share	$26.58
Return on average shareholders’ equity	26.9%
Net unrealized pre-tax gains on investments	$574.4
Debt to total capital ratio	19.5%

[1] Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $337.8 million.

[2] Amounts include net unsettled security acquisitions, including repurchase commitments, of $295.6 million.

Monthly Commentary

•	Disclosure of monthly results inherently shows more variability than quarterly results. In addition, the Company’s use of a fiscal calendar, which periodically recognizes an additional week of activity, as was the case in 2004, will contribute to additional variability in the written premium growth rates in the year after the additional week is recognized. Since fiscal 2004 was a fifty-three week year and fiscal 2005 is a fifty-two week year, the Company expects to see month over prior year month comparability issues in net premiums written throughout 2005 due solely to timing issues. Rather than comment each month on the specifics (e.g., February 2005 written premium included renewals for six-month policies that commenced in the last several days of August 2004, while policies that commenced at the end of August 2003 renewed in fiscal March 2004, resulting in a favorable effect on the net premiums written growth rate in February 2005 and a negative effect on growth rates for fiscal March 2005), the Company will comment more broadly on the directional effect of the timing differences. As a result, it may be more prudent to analyze written premium growth on a quarterly basis throughout 2005. On a monthly basis, policies in force growth may be a better measure.

•	The pretax recurring book yield of the investment portfolio was 3.4% for the month and 3.6% year-to-date.

•	At February month-end, the net unrealized gains in the investment portfolio were $574.4 million, a decrease of $39.7 million from January 2005 and $95.0 million from year-end 2004. In the fixed-income portfolio, the duration was 2.7 years and the weighted average credit quality was AA.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at progressive.com) market their products and services through the Progressive DirectSM brand, while the companies that offer insurance through more than 30,000 independent agencies in the U.S. market their products and services through the Drive Insurance from ProgressiveSM brand. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR. More information can be found at progressive.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.